UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2017

ANTHEM, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Monument Circle

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (317) 488-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1—Registrant’s Business and Operations

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed, on April 28, 2017, the U.S. Circuit Court of Appeals for the District of Columbia affirmed the ruling of the U.S. District Court for the District of Columbia, which blocks Anthem, Inc.’s (the “Company”) proposed acquisition of Cigna Corporation (“Cigna”). On May 11, 2017, the Delaware Court of Chancery ruled that it will deny the Company’s motion for a preliminary injunction to enjoin Cigna from terminating the Merger Agreement but stayed its ruling pending the Company’s determination as to whether or not to seek an appeal.

Consequently, on May 12, 2017, the Company delivered to Cigna a notice terminating the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 23, 2015, by and among the Company, Cigna and a direct wholly owned subsidiary of the Company.

The foregoing description of the Merger Agreement is subject to, and is qualified in its entirety by, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report filed by the Company on July 27, 2015, and which is incorporated herein by reference.

Section 7—Regulation FD

Item 7.01—Regulation FD Disclosure.

On May 12, 2017, the Company issued a press release in response to the decision by the Delaware Court of Chancery denying the Company’s motion for a preliminary injunction and announcing the termination of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this report.

None of the information furnished in Item 7.01 or Exhibit 99.1 hereto shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Unless expressly set forth by specific reference in such filings, none of the information furnished in this report shall be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Section 9—Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is being furnished herewith:

Exhibit No.	Exhibit

99.1	Press Release dated May 12, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2017

ANTHEM, INC.

By:	/s/ Kathleen S. Kiefer
Name:	Kathleen S. Kiefer
Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated May 12, 2017.